Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of December 11, 2023, between IN8bio, Inc., a Delaware corporation (the “Company”), and each of the investors identified on Schedule I attached hereto (each, including its successors and assigns, an “Investor” and collectively the “Investors”).

RECITALS

A. The Company and each Investor is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”) and/or Rule 506 of Regulation D promulgated thereunder.

B. The Investors, severally and not jointly, wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, an aggregate of $14,425,013.96 (the “Financing Amount”) of units (the “Units”) set forth opposite the name of such Investor under the heading “Number of Shares” on Schedule I attached hereto, each Unit comprised of (A) one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), or (B) one pre-funded warrant in the form attached hereto as Exhibit B (the “Pre-Funded Warrants”) to purchase one share of Common Stock, and in each case, (C) (1) one warrant to purchase one share of Common Stock in the form attached hereto as Exhibit C (the “Series A Ordinary Warrant”) and (2) one warrant to purchase one share of Common Stock in the form attached hereto as Exhibit D (the “Series B Ordinary Warrant” and, together with the Series A Ordinary Warrants, the “Ordinary Warrants”).

C. Contemporaneously with the sale of the Securities, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares and the Warrant Shares under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Investor agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement” has the meaning set forth in the Recitals.

“Authorizations” shall have the meaning ascribed to such term in Section 3.1(ii).

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the second (2nd) Trading Day after the date hereof or, if later, the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) each Investor’s obligation to pay its aggregate purchase price, as set forth on Schedule I hereto and (ii) the Company’s obligation to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the fifth (5th) Trading Day following the date hereof.

“Commission” means the Securities and Exchange Commission.

“Common Stock” shall have the meaning ascribed to such term in the Recitals.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” has the meaning set forth in the Recitals.

“Company Counsel” means Cooley LLP, with offices located at 55 Hudson Yards, New York, NY 10001-2157.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Covered Action” shall have the meaning ascribed to such term in Section 4.6.

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“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(ll).

“Environmental Laws” shall have the meaning ascribed to such term in Section 3.1(m).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) any securities in connection with the transactions pursuant to this Agreement and any securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11(a) herein, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“FDA” shall have the meaning ascribed to such term in Section 3.1(ii).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

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“Health Care Laws” means (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. §§ 301 et Seq.), and the regulations promulgated thereunder, (ii) the Public Health Service Act (42 U.S.C. §§ 201 et seq.) and the regulations promulgated thereunder, (iii) all federal and state fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a7b(b)), the civil False Claims Act (31 U.S.C. §3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code, all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286, 287, 1035, 1347 and 1349, the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), and the regulations promulgated pursuant to such statutes, (iv) the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (v) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (vi) the Patient Protection and Affordable Care Act, (vii) all applicable statutes, rules or regulations relating to the ownership, testing, development, manufacture, quality, safety, accreditation, packaging, use, distribution, labeling, promotion, sale, offer for sale, import, export or disposal of any product manufactured or distributed by the Company, each of (i) through (vi) as may be amended from time to time.

“Intellectual Property” shall have the meaning ascribed to such term in Section 3.1(p).

“Investor” has the meaning set forth in the Recitals.

“Investor Party” shall have the meaning ascribed to such term in Section 4.6.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b).

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound which is material to the business of the Company, including those that have been filed as an exhibit to the SEC Reports pursuant to Item 601(b)(10) of Regulation S-K.

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Money Laundering Laws” shall have the meaning ascribed to such term in Section 3.1(dd).

“Officer’s Certificate” a certificate signed by the Chief Executive Officer or the Chief Financial Officer to the effect that (i) the representations and warranties of the Company in Section 3.1 hereof are true and correct as of the date of this Agreement, and as of and as if made on the Closing Date, (ii) all obligations, covenants and agreements to be performed or complied with by the Company at or prior to the Closing have been performed or complied with by it, and (iii) all of the conditions set forth in Section 2.3 have been satisfied.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Cantor Fitzgerald & Co.

“Proceeding” means an action, claim, suit, arbitration, hearing, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” shall have the meaning ascribed to it in Section 2.1(a).

“Registration Rights Agreement” has the meaning set forth in the Recitals.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the

Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Units, the Shares, the Warrant Shares and the Warrants, as applicable.

“Securities Act” shall have the meaning ascribed to such term in the Recitals.

“Selling Stockholder Questionnaire” shall have the meaning ascribed to such term in Section 2.1.

“Shares” means the shares of Common Stock included in the Units purchased by Investors pursuant to the terms and conditions hereof.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the Nasdaq Global Market (“Nasdaq”) or any of the following markets or exchanges on which the Common Stock is then listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, all exhibits and schedules hereto, the Officer’s Certificate, the Registration Rights Agreement, the Pre-Funded Warrants and the Ordinary Warrants.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 150 Royall Street, Canton, Massachusetts 02021, and any successor transfer agent of the Company.

“Units” shall have the meaning given to such term in the recitals.

“Variable Rate Transaction” means a transaction in which the Company issues or sells: (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise, or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise, or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price, but in any case shall exclude any at-the-market offering program for equity securities entered into by the Company.

“Warrants” means the Pre-Funded Warrants and the Ordinary Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants and the Ordinary Warrants.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. (a) On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company will issue and sell to each Investor, and such Investor will purchase, severally and not jointly with each other Investor, the Units set forth opposite the name of such Investor on Schedule I attached hereto, inclusive of the number of shares of Common Stock and/or Pre-Funded Warrants and the number of Ordinary Warrants indicated thereon. The purchase price per Unit shall be $1.22 (the “Purchase Price”). The Pre-Funded Warrants shall have an exercise price equal to $0.0001 per Warrant Share. The Series A Ordinary Warrants shall have an exercise price equal to $1.25 per Warrant Share. The Series B Ordinary Warrants shall have an exercise price equal to $1.50 per Warrant Share.

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(b) Upon the satisfaction or waiver of the conditions set forth in Section 2.3, the closing of the purchase and sale of the Units pursuant to this Agreement (the “Closing”) shall be held at 10:00 AM (Eastern Time) on the Closing Date at the offices of Cooley LLP, 55 Hudson Yards, New York, New York 10001-2157. At or prior to the Closing, each Investor shall execute any related agreements or other documents required to be executed hereunder, dated on or before the Closing Date, including but not limited to the Selling Stockholder Notice and Questionnaire, in the form attached hereto as Appendix I (the “Selling Stockholder Questionnaire”) (or similar form or information reasonably satisfactory to the Company and sufficient in substance for the Company to obtain the information necessary to effect the transactions contemplated by the Transaction Documents).

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Investor the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to the Investors, which the Investors and the Placement Agent shall be entitled to rely upon;

(iii) the Officer’s Certificate;

(iv) a certificate of the Secretary of the Company, dated as of the Closing Date, certifying (x) the Company’s Certificate of Incorporation; (y) the Company’s Bylaws; (z) resolutions of the Board of Directors (or an authorized committee thereof) approving the Transaction Documents and the transactions contemplated thereby;

(v) a good standing certificate for the Company, issued by the Secretary of State of the State of Delaware, dated not less than five (5) Business Days prior to the Closing Date;

(vi) the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer which shall be provided at least one (1) Trading Day prior to the Closing Date;

(vii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver to each Investor (or nominee as instructed by such Investor), at the Closing, the number of Units set forth opposite the name of such Investor under the heading “Number of Units ” on Schedule I attached hereto comprised of (A) a number of Shares, registered in the name of the Investor (or its nominee as instructed by such Investor), equal to the number of Shares set forth opposite the name of such Investor under the heading “Number of Shares” on Schedule I attached hereto, (B) a Pre-Funded Warrant, registered in the name of the Investor (or its nominee as instructed by such Investor), to purchase up to the number of Warrant Shares set forth opposite the name of such Investor under the heading “Number of Warrant Shares Underlying Pre-Funded Warrant” on Schedule I attached hereto, if any, and (C) (1) a Series A Ordinary Warrant, registered in the name of the Investor (or its nominee as

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instructed by such Investor), to purchase up to the number of Warrant Shares set forth opposite the name of such Investor under the heading “Number of Warrant Shares Underlying Series A Ordinary Warrant” on Schedule I attached hereto and (2) a Series B Ordinary Warrant, registered in the name of the Investor (or its nominee as instructed by such Investor), to purchase up to the number of Warrant Shares set forth opposite the name of such Investor under the heading “Number of Warrant Shares Underlying Series B Ordinary Warrant” on Schedule I attached hereto;

(viii) the Company shall have received the Financing Amount at Closing; and

(ix) the Registration Rights Agreement executed by a duly authorized officer of the Company.

(b) On or prior to the Closing Date, each Investor shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Investor;

(ii) the Registration Rights Agreement executed by such Investor; and

(iii) such Investor’s aggregate purchase price via wire transfer of immediately available funds.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the satisfaction (or waiver in writing by the Company) of the following conditions:

(i) the representations and warranties of the Investors contained herein shall be true and correct as of the Closing Date as if made as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty shall be true and correct as of such date);

(ii) all obligations, covenants and agreements to be performed or complied with by each Investor on or prior to the Closing shall have been performed or complied with by it in all material respects.

(b) The respective obligations of the Investors hereunder in connection with the Closing are subject to satisfaction (or waiver in writing by each Investor solely as to such Investor) of the following conditions:

(i) the representations and warranties of the Company contained herein shall be true and correct as of the date hereof and as of the Closing Date as if made as of the Closing Date (unless such representation or warranty was made as of a specific date, in which case such representation and warranty shall be true and correct as of such date);

(ii) all obligations, covenants and agreements to be performed or complied with by the Company on or prior to the Closing shall have been performed or complied with by it;

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(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) no Material Adverse Effect shall have occurred since the date hereof;

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

(vi) the Company shall have filed with Nasdaq a Notification Form: Listing of Additional Shares for the listing of the Shares and the Warrant Shares and shall have received no objections to such form from the staff of The Nasdaq Stock Market, LLC, and the Shares shall be freely tradeable on Nasdaq subject to compliance with applicable securities laws;

(vii) no governmental authority shall have issued any order, decree or ruling, and no law shall be in effect, enjoining, restraining or otherwise prohibiting any of the transactions contemplated hereby, and the Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale and issuance of the Securities, including without limitation, those required by Nasdaq; and

(viii) the Closing of the purchase of Securities by each Investor shall occur substantially concurrently, provided that a failure by any Investor to provide the deliverables set forth in Section 2.2(b) or satisfy the requirements in Section 2.3(a) shall not affect the timing of the Closing in respect of any other Investor; and

(ix) The Company shall have delivered lock-up agreements substantially in the form of Exhibit E hereto signed by each of the Company’s directors and executive officers to the Placement Agent.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports, which SEC Reports shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports, the Company hereby makes the following representations and warranties to each Investor and the Placement Agent that the statements contained in this Section 3.1 are true and correct as of the date hereof and as of the Closing Date:

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(a) Subsidiaries. The Company does not have any subsidiaries.

(b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or would not reasonably be expected to have: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, financial condition or results of operations of the Company or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company, and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or

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affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract; except in the case of each of clauses (ii) and (iii), such as would not have or would not reasonably be expected to have a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing of the registration statement required to be filed by the Registration Rights Agreement and (ii) the application to Nasdaq for the listing of the Shares and the Warrant Shares for trading thereon in the time and manner required thereby.

(f) Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, except for restrictions on transfer imposed by applicable securities laws. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon exercise of the Pre-Funded Warrants and the Ordinary Warrants in accordance with their terms, including the payment of any exercise price therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Assuming the accuracy of the representations and warranties of each Investor in Section 3.2 hereof, the Warrant Shares will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization. The Company’s authorized, issued and outstanding capital stock is as set forth in the most recent SEC Report containing such disclosure. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents that has not been waived. There are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors). There are no outstanding securities or instruments of the Company with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company. There are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company.

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(h) SEC Reports: Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports, unless stated therein to the contrary, complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(i) Material Changes: Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to have a Material Adverse Effect and (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission. Except for the issuance of the Securities contemplated by this Agreement at the time this representation is made or deemed made, no event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its business, properties, operations, assets, financial condition or results of operations that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made or thereafter that has not been publicly disclosed at least one (1) Trading Day prior to the date hereof.

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(j) Litigation. There is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, reasonably be expected to have a Material Adverse Effect. The Company is not and has not been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending, any investigation by the Commission involving the Company or, to the Company’s knowledge, any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor disturbance or dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which would reasonably be expected to have a Material Adverse Effect.

(l) Compliance. The Company: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would reasonably be expected to result in a default by the Company), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is not in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is not and has not been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or would not reasonably be expected to have a Material Adverse Effect.

(m) Environmental Laws. (i) There are no proceedings that are pending against the Company under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, except as would not reasonably be expected to have a Material Adverse Effect, (ii) the Company is not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, properties, earnings, results of operations or competitive position of the Company, and (iii) the Company does not anticipate material capital expenditures relating to Environmental Laws.

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(n) Regulatory Permits. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not reasonably be expected to have a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of Proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company has good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. The Company does not own any real property and any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company are in compliance.

(p) Intellectual Property. To the Company’s knowledge, the Company owns or possesses, or can acquire on reasonable terms, or has valid and enforceable license rights to, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names and other intellectual property (collectively, the “Intellectual Property”) currently employed and proposed to be employed by it in connection with its businesses as now conducted and as described in the SEC Reports, and the Company has not knowingly breached any material provision of any Intellectual Property license or received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect. To the Company’s knowledge, there are no valid and enforceable rights of third parties to any Intellectual Property that are or would be infringed in any material respect by the businesses currently conducted or planned to be conducted by the Company or in the manufacture, use, sale or offer for sale of its presently proposed products, as such planned businesses and proposed products are described in the SEC Reports. There are no pending patent applications of which the Company is aware, which, if granted in current form, would be infringed in any material respect by the businesses currently conducted by it or proposed to be conducted by it as described in the SEC Reports. The Company is not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which materially restricts or impairs its use of any Intellectual Property. To the knowledge of the Company, there are no ongoing material infringements by others of any Intellectual Property owned by or licensed to the Company in connection with the businesses currently conducted by the Company or its presently proposed products, except as described in the SEC Reports.

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(q) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business (without an increase in cost of such insurance coverage that would have or reasonably be expected to have a Material Adverse Effect).

(r) Transactions With Affiliates and Employees. To the Company’s knowledge, none of the Company’s stockholders, officers or directors or any family member or affiliate of any of the foregoing, has either directly or indirectly an interest in, or is a party to, any transaction that would be required to be disclosed as a related party transaction pursuant to Item 404 of Regulation S-K promulgated under the Securities Act that is not so disclosed.

(s) Sarbanes-Oxley; Internal Accounting Controls. There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith. The Company maintains internal accounting controls designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(t) Certain Fees. Other than the Placement Agent’s fees, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 3.1(t) that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Investment Company. The Company is not and immediately after receipt of payment for the Securities will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) Registration Rights. Except as have been waived and except as provided for in the Company’s Registration Rights Agreement with the Investors of even date herewith, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

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(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x) Disclosure. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not or will not be otherwise disclosed pursuant to Section 4.3.

(y) No Integrated Offering. Assuming the accuracy of the Investors’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(z) Tax Status. The Company has filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof, subject to permitted extensions, and has paid all taxes due, and no tax deficiency has been determined adversely to the Company, nor does the Company have any knowledge of any tax deficiencies that have been, or could reasonably be expected to be asserted against the Company, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(aa) Foreign Corrupt Practices. Neither the Company nor any of the Company’s directors or officers, nor, to the knowledge of the Company, any agents or employees of the Company, has in the course of its actions for, or on behalf of, the Company: (i) made any unlawful contribution, gift, or other unlawful expense relating to political activity; (ii) made any direct or indirect bribe, kickback, improper rebate, payoff, influence payment, or otherwise unlawfully provided anything of value, to any “foreign official” (as defined in the FCPA) or domestic government official; or (iii) violated or is in violation of any applicable provision of the FCPA, the Bribery Act 2010 of the United Kingdom, as amended (the “Bribery Act 2010”), or any other applicable anti-corruption or anti-bribery statute or regulation. The Company and, to the knowledge of the Company, the Company’s controlled affiliates, have conducted their respective businesses in compliance with the FCPA, the Bribery Act 2010 and all other applicable anti-corruption and anti-bribery statutes or regulations, and will institute and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure, continued compliance therewith.

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(bb) Office of Foreign Assets Control. Neither the Company nor any of the Company’s directors or officers, nor, to the knowledge of the Company, any agents or employees of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(cc) Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(dd) Accountants. CohnReznick LLP (i) is a registered public accounting firm as required by the Exchange Act and (ii) expressed its opinion with respect to the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(ee) Acknowledgment Regarding Investors’ Purchase of Securities. The Company acknowledges and agrees that each of the Investors is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investors’ purchase of the Securities. The Company further represents to each Investor that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(ff) Acknowledgment Regarding Investor’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(h) and 4.10 hereof), it is understood and acknowledged by the Company that: (i) none of the Investors has been asked by the Company to agree, nor has any Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Investor, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Investor, and counter-parties in “derivative” transactions to

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which any such Investor is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Investor shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Investors may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) would reduce the value of the Investors’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(gg) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(hh) Applicable Laws. The Company has operated its businesses, and its businesses currently are, in compliance in all material respects with all applicable rules, regulations and policies of the FDA and any applicable foreign regulatory authority or organization. The Company: (i) has not, during the past three (3) years, received any FDA Form 483, written notice of adverse finding, warning letter, untitled letter or other written correspondence or written notice from the U.S. Food and Drug Administration (the “FDA”) or any other similar federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Health Care Laws or any licenses, certificates, approvals, clearances, authorizations, exemptions, permits and supplements or amendments thereto required by any Health Care Laws to conduct the Company’s business as described in the SEC Reports (“Authorizations”); (ii) possesses all material Authorizations and such Authorizations are valid and in full force and effect and the Company is not in material violation of any such Authorizations; (iii) has not received written notice of any pending or completed claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product candidate, operation or activity is in material violation of any Health Care Laws or material Authorizations and the Company has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) has not received written notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, materially modify or revoke any material Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; and (v) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws or Authorizations and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission).

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(ii) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plans and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plans has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its financial results.

(jj) Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the Securities Act. The issuance and sale of the Securities to the Investors and the exercise of the Pre-Funded Warrants and the Ordinary Warrants as contemplated hereby do not contravene the rules and regulations of Nasdaq. Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulator D of the Securities Act) of investors with respect to offers or sales of Securities pursuant to this Agreement.

(kk) No Rule 506 Disqualifying Activities. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. Other than the Placement Agent, the Company is not aware of any Person (other than any Company Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities pursuant to this Agreement. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(ll) Cybersecurity. The Company’s information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and Company has taken technical and organizational measures reasonably designed to protect information technology and Personal Data (as defined below) used in connection with, the operation of the businesses of the Company as currently conducted and as described in the SEC Reports, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company has implemented and maintained reasonable controls, policies, procedures and safeguards designed to maintain and protect its confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including any personal, personally identifiable, household, sensitive, confidential or regulated data (“Personal Data”)) used in connection with its businesses, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect, and, to the knowledge of the Company, there have been no breaches, violations, outages or unauthorized uses of or accesses to any IT System or Personal Data used in connection with the operation of the Company’s

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businesses. The Company is, and since January 1, 2020 has been, in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.

(mm) Compliance with Data Privacy Laws. The Company is, and since January 1, 2020 has been, in compliance with all applicable data privacy and security laws, statutes, judgements, orders, rules and regulations of any court or arbitrator or any other governmental or regulatory authority and all applicable laws regarding the collection, use, transfer, export, storage, protection, disposal or disclosure by the Company of Personal Data collected from or provided by third parties (collectively, the “Privacy Laws”), except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Effect. The Company has in place, materially complies with, and takes appropriate steps reasonably designed to (i) ensure compliance with its privacy policies and all third-party contractual obligations regarding Personal Data; and (ii) reasonably protect the security and confidentiality of all Personal Data (collectively, the “Policies”). Since January 1, 2020, the Company has provided notice of its privacy policy on its corporate website, which provides accurate and sufficient notice of Company’s then-current privacy practices relating to its subject matter. None of such disclosures made or contained in the privacy policies have been deceptive or in violation of any Privacy Laws or Policies in any material respect. To the knowledge of the Company, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach of violation of any Privacy Laws or Policies. The Company has not received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws and is unaware of any other facts that, individually or in the aggregate, would reasonably indicate non-compliance with any Privacy Laws or Policies. To the Company’s knowledge, there is no action, suit or proceeding by or before any court or governmental agency, authority or body pending or threatened alleging non-compliance with Privacy Laws or Policies.

(nn) No Additional Agreements. The Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents. For the avoidance of doubt, the Company has not entered into any other purchase agreement with any other Person on or around the date hereof, or any other agreement in connection with any Person’s direct or indirect equity investment in the Company that includes terms and conditions that are materially more advantageous to such Person than to any Investor hereunder.

(oo) Placement Agent. The Company hereby acknowledges and agrees that (i) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (ii) the Placement Agent has not made nor will make any representation or warranty, whether express or implied, of any kind or character and the Placement Agent has not provided any advice or recommendation in connection with the

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execution, delivery and performance of the Transaction Documents and (iii) the Placement Agent will not have any responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (B) the business, affairs, financial condition, operations or properties of, or any other matter concerning the Company.

3.2 Representations and Warranties of the Investors. Each Investor, for itself and for no other Investor, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company and the Placement Agent that the statements contained in this Section 3.2 are true and correct as of the date hereof and as of the Closing Date (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Investor. Each Transaction Document to which it is a party has been duly executed by such Investor, and when delivered by such Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Investor is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting such Investor’s right to sell the Securities in compliance with applicable federal and state securities laws). Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Notwithstanding the foregoing, if such Investor is purchasing the Securities as a fiduciary or agent for one or more investor accounts, such Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account.

(c) Investor Status. At the time such Investor was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(4), (a)(5), (a)(6), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act.

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(d) Experience of Such Investor. Such Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Disclosure of Information; Exculpation. Such Investor or its advisor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, and has conducted and completed its own independent due diligence. Such Investor acknowledges that copies of the SEC Reports are available on the EDGAR reporting system. Based on the information such Investor or its advisor has deemed appropriate, and without reliance on the Placement Agent, the Investor has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor or its advisor is relying exclusively on the representations and warranties of the Company contained in the Transaction Documents, the SEC Reports, and its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Securities and the business, condition (financial and otherwise), management, operations and properties of the Company, including all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor or its advisor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. Such Investor acknowledges and agrees that the Placement Agent shall have no liability or obligation on or with respect to the accuracy or completeness, as of any date, of any information set forth in, or any omission from, any valuation or other materials that may have been provided or made available to such Investor in connection with the transactions contemplated hereby.

(f) Restricted Securities. Such Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold (i) pursuant to an effective registration statement or (ii) pursuant to an exemption from registration under the Securities Act.

(g) Legends. It is understood that, except as provided below, book entries or certificates evidencing the Securities may bear the following or any similar legend:

“THE OFFER AND SALE OF THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) THE RESALE

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OF SUCH SECURITIES HAS BEEN REGISTERED PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN AGREEMENT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

(h) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Investor first received a term sheet (written or oral) from the Company, the Placement Agent or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, (i) in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement and (ii) in the case of an Investor that is affiliated with other funds or investment vehicles or whose investment advisor or sub-advisor that routinely acts on behalf of or pursuant to an understanding with such Investor is also an investment advisor or sub-advisor to other funds or investment vehicles, the representation set forth above shall only apply with respect to the personnel of such other funds or investment vehicles or such investment advisor or sub-advisor who had knowledge of the transaction contemplated hereby and not with respect to any personnel who have been effectively walled off by appropriate information barriers. Other than to other Persons party to this Agreement or to such Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, and agents, such Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). In the case of an Investor whose investment advisor utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first receiving such term sheet (written or oral) from the Company or such other Person representing the Company, the representation set forth above in this Section 3.2 (h) shall only apply after the point in time when the portfolio manager who manages such Investor’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Investor’s investment advisor, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company

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on behalf of other funds or investment vehicles for which Investor’s investment advisor is also an investment advisor or sub-advisor after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which Investor’s investment advisor is also an investment advisor or sub-advisor was informed of the information regarding the transactions contemplated hereunder.

Notwithstanding anything contained herein or otherwise to the contrary, in constructing the application of this Agreement, it is understood and agreed that this paragraph will not restrict the activities of any person, including person affiliated with or within the Investor or the manager of the Investor that do not have access or knowledge of the information or awareness discussed in this Section 3.2(h).

(i) Placement Agent. Such Investor hereby acknowledges and agrees that it has independently evaluated the merits of its decision to purchase the Securities and that (i) the Placement Agent is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (ii) the Placement Agent has not made nor will make any representation or warranty, whether express or implied, of any kind or character and the Placement Agent has not provided any advice or recommendation in connection with the execution, delivery and performance of the Transaction Documents and (iii) the Placement Agent will not have any responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (B) the business, affairs, financial condition, operations or properties of, or any other matter concerning the Company.

(j) No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

(k) Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

(l) No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Securities.

(m) No Intent to Effect a Change of Control; Ownership. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act and under the rules of Nasdaq Stock Market. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets, the representation set forth above shall only apply with respect to the

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portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Except as set forth in its Selling Stockholder Questionnaire or as reflected in a Schedule 13G or Schedule 13D filed with the Commission, as of the date hereof, such Investor is not the owner of record or the beneficial owner of shares of Common Stock or securities convertible into or exchangeable for Common Stock.

(n) No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

(o) No Rule 506 Disqualifying Activities. If such Investor is a Company Covered Person, such Investor has not taken any of the actions set forth in, and is not subject to, any Disqualification Events.

(p) Residency. Such Investor is a resident of or an entity organized under the jurisdiction specified below its address on the Schedule of Investors, except as otherwise communicated to the Company by the Investor prior to the Closing Date.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Furnishing of Information. Until the earlier of (i) the time that no Investor owns Securities or (ii) twenty-four (24) month anniversary of the Closing Date, the Company covenants to use commercially reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

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4.2 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that the Company believes, acting in good faith and after consultation with the Trading Market, would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.3 Securities Laws Disclosure; Publicity. The Company shall (a) by the Disclosure Time, issue a press release and/or file a Current Report on Form 8-K disclosing (x) the material terms of the transactions contemplated hereby, which shall have been previously reviewed by counsel for the Placement Agent, and (y) material data from the Company’s INB-100 Phase 1 clinical trial previously conveyed to Investors, and (b) in respect of any information in clause (a) that is issued in a press release, file a Current Report on Form 8-K, which shall have been previously reviewed by counsel for the Placement Agent, including this Agreement as an exhibit thereto, within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Investors and the Placement Agent that it shall have publicly disclosed all material, non-public information delivered to any of the Investors by the Company or any of its officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under this Agreement, or an agreement entered into in connection with the transactions contemplated by the Transaction Documents, whether written or oral, between the Company or any of its officers, directors, agents, employees or Affiliates on the one hand, and any of the Investors or any of their respective officers, directors, agents, employees or investment advisers, on the other hand, shall terminate. The Company and each Investor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Investor shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company and the Placement Agent, with respect to any press release of any Investor, or without the prior consent of each Investor and the Placement Agent, with respect to any press release of the Company. To the extent any disclosure is required by law or the regulations of the Trading Market, the Company shall provide such Investor with prompt prior notice of such requirement so that the Investor may (a) seek appropriate relief to prevent or limit such disclosure, (b) furnish only that portion of the information which is legally required to be furnished or disclosed, and to the extent reasonably feasible, (c) consult with the Company on content and timing prior to any such disclosure. Notwithstanding anything to the contrary contained herein, without the prior written consent of any applicable Investor, the Company shall not (and shall cause each of its affiliates and representatives not to) disclose the name of such Investor or its investment adviser in any filing, announcement, release or otherwise, except as required by law in which case the Company shall comply with the provisions of this Section 4.3.

4.4 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue all of the Warrant Shares upon conversion of any Pre-Funded Warrant or Ordinary Warrant.

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4.5 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and other material information, which in each case shall be disclosed pursuant to Section 4.3, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Investor shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to an Investor without such Investor’s consent, the Company hereby covenants and agrees that such Investor shall not have any duty of confidentiality to the Company or any of its officers, directors, agents, employees or Affiliates, or a duty to the Company or any of its officers, directors, agents, employees or Affiliates not to trade on the basis of such material, non-public information, provided that the Investor shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Investor shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

4.6 Indemnification of Investors. Subject to the provisions of this Section 4.6, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, investment advisers, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action or claim instituted or made against the Investor Parties in any capacity, by any stockholder of the Company who is not an affiliate of such Investor Party or any other third party (including a derivative action brought on behalf of the Company) (a “Covered Action”), with respect to, or arising out of or resulting from, any of the transactions contemplated by the Transaction Documents. If any Covered Action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such Covered Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been

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specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such Covered Action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s willful misconduct, gross negligence or breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents. The Company shall not, without the prior written consent of the Investor Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Investor Party of a release from all liability in respect to such Covered Action, and such settlement shall not include any admission as to fault on the part of the Investor Party. The indemnification required by this Section 4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.7 Listing of Common Stock. The Company hereby agrees to use reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will use its reasonable best efforts to take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.8 Subsequent Equity Sales.

(a) From the date hereof until sixty (60) days from effective date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall not (i) other than in an Exempt Issuance, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement.

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(b) From the date hereof until one year after the date hereof, the Company shall not enter into a Variable Rate Transaction.

4.9 Certain Transactions and Confidentiality. Each Investor, severally and not jointly with the other Investors, covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3. Each Investor, severally and not jointly with the other Investors, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.3, such Investor will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Investor makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3, (ii) no Investor shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.3 and (iii) no Investor shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company after the issuance of the initial press release as described in Section 4.3. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.10

Removal of Legends. In connection with any sale, assignment, transfer or other disposition of the Shares or the Warrant Shares by an Investor pursuant to Rule 144, pursuant to any other exemption under the Securities Act or pursuant to sale under an effective registration statement such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Section 4.11, if requested by the Investor, the Company shall cause the Transfer Agent to timely remove any restrictive legends related to the book entry account holding such Shares or Warrant Shares and make a new, unlegended entry for such book entry Shares or Warrant Shares sold or disposed of without restrictive legends, provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the Company in connection therewith, upon the earlier of such time as the Shares or Warrant Shares, (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (without the requirement for the Company to comply with the current public

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information obligations of Rule 144(c)), the Company shall promptly, after receipt of any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares or Warrant Shares and (B) use reasonable best efforts to cause its counsel to cooperate with the Transfer Agent to effect the removal of such legends under the Securities Act. From and after the earlier of such dates, upon an Investor’s written request, the Company shall promptly cause certificates or book entries evidencing the Investor’s Shares or Warrant Shares to be replaced with certificates or book entries, as the case may be, which do not bear such restrictive legends, provided the provisions of either clauses (i), (ii) or (iii) above, as applicable, are satisfied with respect to such Shares or Warrant Shares. The Company shall be responsible for the fees of its Transfer Agent associated with such issuance. Notwithstanding the foregoing, promptly following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), upon receipt by the Company of an executed representation letter from an Investor, the form of which is attached as Exhibit F (the “Representation Letter”), the Company shall remove any legend from the book entry position evidencing the applicable Securities then held by such Investor, provided that they are not an affiliate of the Company.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated (a) by written agreement of an Investor as to such Investor’s obligations and the Company, or (b) by any Investor, as to such Investor’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Investors, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties). The Company shall provide prompt notice of any such termination to each other Investor.

5.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Investors. The Company shall pay all Placement Agent fees relating to or arising out of the transactions contemplated by this Agreement.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

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5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, with no rejection notice received, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, with no rejection notice received, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be modified, supplemented, waived or amended, except in a written instrument signed by the Company and each Investor and in compliance with Section 4.9. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Investor (other than by merger). Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Investors.

5.8 Third-Party Beneficiaries. The Placement Agent shall be the express third-party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Investors in Section 3.2. This Agreement is intended for the benefit of the parties hereto, the Placement Agent, the parties named in Section 4.6, and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8 or Section 4.6.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the General Obligations Law). Each party agrees that all Actions or Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each

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party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “pdf” format data file (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

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5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to seek specific performance under the Transaction Documents.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non- performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents, and the Company acknowledges that the Investors are not acting in concert or as a group. Each Investor shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any Proceeding for such purpose. Each Investor has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Investors with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Investors. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among the Investors.

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5.18 Exculpation of the Placement Agent. Each party hereto agrees for the express benefit of the Placement Agent, its affiliates and its representatives that:

(a) Neither the Placement Agent nor its affiliates or representatives (i) have any duties or obligations other than those specifically set forth herein or in the engagement letter, dated as of November 10, 2023, among the Company and Placement Agent (the “Engagement Letter”); (ii) shall be liable for any improper payment made in accordance with the information provided by the Company; (iii) make any representation or warranty, or have any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of the Company pursuant to this Agreement or the Transaction Documents or in connection with any of the transactions; or (iv) shall be liable (A) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Transaction Document or (B) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except for such party’s own fraud, gross negligence, willful misconduct or bad faith.

(b) The Placement Agent, its affiliates and its representatives shall be entitled to (i) rely on, and shall be protected in acting upon, any certificate, instrument, opinion, notice, letter or any other document or security delivered to any of them by or on behalf of the Company, and (ii) be indemnified by the Company for acting as Placement Agent, hereunder pursuant the indemnification provisions set forth in the Engagement Letter.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

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IN8BIO, INC.

By:	/s/ William Ho
Name:	William Ho
Title:	Chief Executive Officer and President

Address for Notice:

Mailing Address: 350 5th Avenue, Suite 5330, New York, New York 10118

E-Mail: [***]

[SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	AIGH Investment Partners, LP

Signature of Authorized Signatory of Investor:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member, AIGH Capital Management, LLC

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	WVP Emerging Manager Onshore Fund LLC — Optimized Equity Series

Signature of Authorized Signatory of Investor:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member, AIGH Capital Management, LLC

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	WVP Emerging Manager Onshore Fund LLC — AIGH Series

Signature of Authorized Signatory of Investor:	/s/ Orin Hirschman

Name of Authorized Signatory:	Orin Hirschman

Title of Authorized Signatory:	Managing Member, AIGH Capital Management, LLC

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	William Ho

Signature of Authorized Signatory of Investor:	/s/ William Ho

Name of Authorized Signatory:	William Ho

Title of Authorized Signatory:	President & CEO

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Patrick McCall

Signature of Authorized Signatory of Investor:	/s/ Patrick McCall

Name of Authorized Signatory:	Patrick McCall

Title of Authorized Signatory:	CFO

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Kate Rochlin

Signature of Authorized Signatory of Investor:	/s/ Kate Rochlin

Name of Authorized Signatory:	Kate Rochlin

Title of Authorized Signatory:	COO

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Lawrence Lamb

Signature of Authorized Signatory of Investor:	/s/ Lawrence Lamb

Name of Authorized Signatory:	Lawrence Lamb

Title of Authorized Signatory:	CSO

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Trishna Goswami

Signature of Authorized Signatory of Investor:	/s/ Trishna Goswami

Name of Authorized Signatory:	Trishna Goswami

Title of Authorized Signatory:	Chief Medical Officer

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Peter Brandt

Signature of Authorized Signatory of Investor:	/s/ Peter Brandt

Name of Authorized Signatory:	Peter Brandt

Title of Authorized Signatory:	Director

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Jeremy Graff

Signature of Authorized Signatory of Investor:	/s/ Jeremy Graff

Name of Authorized Signatory:	Jeremy Graff

Title of Authorized Signatory:	Independent Director for In8sio

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Alan S. Roemer

Signature of Authorized Signatory of Investor:	/s/ Alan S. Roemer

Name of Authorized Signatory:	Alan S. Roemer

Title of Authorized Signatory:	Chairman of the Board

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Dr. Corinne Epperly

Signature of Authorized Signatory of Investor:	/s/ Dr. Corinne Epperly

Name of Authorized Signatory:	Dr. Corinne Epperly

Title of Authorized Signatory:	Director

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	683 CAPITAL PARTNERS, LP

Signature of Authorized Signatory of Investor:	/s/ Joseph Patt

Name of Authorized Signatory:	Joseph Patt

Title of Authorized Signatory:	Member of the General Partner

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Alyeska Master Fund, L.P.

Signature of Authorized Signatory of Investor:	/s/ Kason Bragg

Name of Authorized Signatory:	Kason Bragg

Title of Authorized Signatory:	CFO Alyeska Investment

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Bios Clinical Opportunity Fund, LP

Signature of Authorized Signatory of Investor:	/s/ Aaron Glenn Louis Fletcher

Name of Authorized Signatory:	Aaron Glenn Louis Fletcher

Title of Authorized Signatory:	Managing Partner

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Montrose Investments Fund I, LP

Signature of Authorized Signatory of Investor:	/s/ William E. Rose

Name of Authorized Signatory:	William E. Rose

Title of Authorized Signatory:	Sole Manager of its GP

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Puffin Partners, LP

Signature of Authorized Signatory of Investor:	/s/ Charles E. Gale

Name of Authorized Signatory:	Charles E. Gale

Title of Authorized Signatory:	Co-Manager of its General Partner

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	The Hewlett Fund LP

Signature of Authorized Signatory of Investor:	/s/ Martin Chopp

Name of Authorized Signatory:	Martin Chopp

Title of Authorized Signatory:	General Partner

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Grant Fairbairn Living Trust

Signature of Authorized Signatory of Investor:	/s/ Grant Fairbairn

Name of Authorized Signatory:	Grant Fairbairn

Title of Authorized Signatory:	Trustee

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

Name of Investor:	Nina Fairbairn Living Trust

Signature of Authorized Signatory of Investor:	/s/ Nina Fairbairn

Name of Authorized Signatory:	Nina Fairbairn

Title of Authorized Signatory:	Trustee

Email Address for Notice to Investor:	[***]

Mailing Address for Notice to Investor:	[***]

Name in which Shares should be registered (if different from above):	[***]

EIN Number:	[***]

[INVESTOR SIGNATURE PAGE TO IN8BIO SECURITIES PURCHASE AGREEMENT]

SCHEDULE I

Schedule of Investors

Name and Address	Beneficial Ownership Limitation	Number of Units	Number of Shares	Number of Warrant Shares Underlying Pre- Funded Warrants	Number of Warrant Shares Underlying Series A Ordinary Warrants	Number of Warrant Shares Underlying Series B Ordinary Warrants	Aggregate Purchase Price
AIGH Investment Partners, LP [***]	9.99%	3,079,496	3,079,496	—	3,079,496	3,079,496	$3,756,985.12
WVP Emerging Manager Onshore Fund, LLC – AIGH Series [***]		800,452	800,452	—	800,452	800,452	$976,551.44
WVP Emerging Manager Onshore Fund, LLC –Optimized Equity Series [***]		218,413	218,413	—	218,413	218,413	$266,463.86
Grant Fairbairn Living Trust [***]	—	1,229,508	1,229,508	—	1,229,508	1,229,508	$1,499,999.76
Nina Fairbairn Living Trust [***]	—	1,229,508	1,229,508	—	1,229,508	1,229,508	$1,499,999.76
Puffin Partners, LP [***]	4.99%	1,393,442	1,393,442	—	1,393,442	1,393,442	$1,699,999.24
Montrose Investments Fund I, LP [***]		655,738	655,738	—	655,738	655,738	$800,000.36
The Hewlett Fund LP [***]	—	819,672	819,672	—	819,672	819,672	$999,999.84
Alyeska Master Fund, L.P. [***]	—	819,672	819,672	—	819,672	819,672	$999,999.84
683 Capital Partners, LP [***]	—	614,754	614,754	—	614,754	614,754	$749,999.88
Bios Clinical Opportunity Fund, LP [***]	—	574,241	—	574,241	574,241	574,241	$700,516.60
Peter Brandt [***]	—	81,967	81,967	—	81,967	81,967	$99,999.74
Jeremy Graff [***]	—	2,049	2,049	—	2,049	2,049	$2,499.78
Corinne Epperly [***]	—	81,967	81,967	—	81,967	81,967	$99,999.74
Alan S. Roemer [***]	—	102,459	102,459	—	102,459	102,459	$124,999.98

William Ho [***]	—	81,967	81,967	—	81,967	81,967	$99,999.74
Patrick McCall [***]	—	20,492	20,492	—	20,492	20,492	$25,000.24
Kate Rochlin [***]	—	12,295	12,295	—	12,295	12,295	$14,999.90
Trishna Goswami [***]	—	4,098	4,098	—	4,098	4,098	$4,999.56
Lawrence Lamb [***]	—	1,639	1,639	—	1,639	1,639	$1,999.58

		11,823,829	11,249,588	574,241	11,823,829	11,823,829	$14,425,013.96

EXHIBIT A

Form of Registration Rights Agreement

EXHIBIT B

Form of Pre-Funded Warrant

EXHIBIT C

Form of Series A Ordinary Warrant

EXHIBIT D

Form of Series B Ordinary Warrant

EXHIBIT E

Form of Lock-Up Agreement

LOCK-UP LETTER AGREEMENT

CANTOR FITZGERALD & CO.

499 PARK AVENUE

NEW YORK, NEW YORK 10022

ATTN: EQUITY CAPITAL MARKETS

RE: PROPOSED PRIVATE PLACEMENT BY IN8BIO, INC. (THE “OFFERING”)

Ladies and Gentlemen:

The undersigned understands that you (the “Placement Agent”) propose to enter into a Securities Purchase Agreement (the “Purchase Agreement”) providing for the purchase by the Investors listed on Schedule I to the Purchase Agreement (the “Investors”) of units comprised of (i) one share (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) of IN8bio, Inc., a Delaware corporation (the “Company”), or (ii) one pre-funded warrant (the “Pre-Funded Warrants”) to purchase one share of Common Stock and in each case, (iii) (a) one warrant to purchase one share of Common Stock (the “Series A Ordinary Warrants”) and (b) one warrant to purchase one share of Common Stock (the “Series B Ordinary Warrants” and, together with the Series A Ordinary Warrants, the “Ordinary Warrants”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

In consideration of the execution of the Purchase Agreement by the Investors, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby irrevocably agrees that, without the prior written consent of Cantor Fitzgerald & Co., (the “Placement Agent”) on behalf of the Investors, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned or hereafter acquired by the undersigned, or with respect to which the undersigned has or hereafter acquires the power of disposition, in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be confidentially submitted or filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 60th day after the date of the Purchase Agreement (such 60-day period, the “Lock-Up Period”).

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of Common Stock or any other securities of the Company even if such Common Stock or other securities of the Company would be disposed of by someone other than the undersigned, including, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option, forward, swap or any other derivative transaction or instrument) with respect to any Common Stock, or any other security of the Company that includes, relates to, or derives any significant part of its value from Common Stock or other securities of the Company.

The foregoing restrictions, including without limitation the immediately preceding sentence, shall not apply to:

(a) bona fide gifts, sales or other dispositions of shares of any class of the Company’s capital stock, in each case, that are made exclusively between and among the undersigned or members of the undersigned’s family, or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer pursuant to this clause (a) that (1) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the gift, sale or other disposition prior to the expiration of the Lock-Up Period, and (4) the undersigned notifies the Placement Agent at least two business days prior to the proposed gift, sale or other disposition;

(b) the exercise of stock options or other equity awards granted pursuant to the Company’s stock option/incentive plans, provided, that the restrictions shall apply to shares of Common Stock issued upon such exercise or conversion;

(c) any transfers by will or intestacy, provided, that (1) any transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee(s) were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (4) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c);

(d) any transfers pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of a marriage or civil union, provided, that (1) any transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee(s) were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (4) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (d), unless otherwise prohibited by such court order or settlement agreement;

(e) transfers or dispositions of shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for, such capital stock to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned in a transaction not involving a disposition for value, or, if the undersigned is a trust, to a trustor or beneficiary of the trust, or, if the undersigned is a corporation, partnership, limited liability company or other business entity, to another corporation, partnership, limited liability company or other business entity that controls, is controlled by or is under common control with the undersigned or as part of a disposition, transfer or distribution by the undersigned to partners, limited partners, stockholders, members or equityholders of the undersigned, provided, in each case, that (1) any transferee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee(s) were a party hereto, (2) any such transfer shall not involve a disposition for value, (3) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (4) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (e);

(f) the conversion of preferred shares of the Company, or the conversion, exercise or exchange of any other securities of the Company, into Common Stock or any other securities of the Company, provided, that such shares of Common Stock or other securities issued upon conversion, exercise or exchange remain subject to the terms of this Lock-Up Letter Agreement;

(g) any transfers or commitments to transfer pursuant to a merger, consolidation, tender offer or other similar transaction involving a Change of Control (as defined below) or reverse merger, provided, that in the event that such merger, consolidation, tender offer or other such transaction or reverse merger is not completed, such shares of Common Stock or other securities held by the undersigned shall remain subject to the provisions of this Lock-Up Letter Agreement;

(h) the transfer by the undersigned of shares of Common Stock or any securities convertible into, exercisable or exchangeable for, Common Stock to the Company upon a vesting or settlement event of the Company’s securities or upon the exercise of options or warrants to purchase the Company’s securities on a “cashless” or “net exercise” basis, in each case pursuant to any equity incentive plan of the Company described in the Prospectus and to the extent permitted by the instruments representing such options or warrants outstanding as of the date of the Purchase Agreement, provided that (1) the shares received upon exercise or settlement of the option are subject to the terms of this Lock-Up Letter Agreement, (2) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (3) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (h), including that the securities remain subject to the terms of this Lock-Up Letter Agreement;

(i) the transfer of shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock to the Company in connection with the termination of the undersigned’s employment with the Company, provided, that (1) no public disclosure or filing under the Exchange Act shall be voluntarily made during the Lock-Up Period and (2) any required filing under the Exchange Act made during the Lock-Up Period shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (i); and

(j) transfers that are approved by the prior written consent of the Placement Agent.

The undersigned further agrees that the foregoing provisions shall be equally applicable to any Common Stock and Warrants the undersigned may purchase or otherwise receive in the Offering.

“Change of Control” shall mean the consummation of any bona fide third party tender offer, merger, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the voting capital stock of the Company (or the surviving entity).

This Lock-Up Letter Agreement and any transaction contemplated by this Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of any other law than the laws of the State of New York (other than Section 5-1401 of the General Obligations Law).

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement. Any obligations of the undersigned shall be binding upon the heirs and executors (in the case of individuals), personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: December ____, 2023

EXHIBIT F

Form of Representation Letter

APPENDIX I

Form of Selling Stockholder Questionnaire